UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2015

Constant Contact, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001- 33707	04-3285398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 472-8100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 23, 2015, Constant Contact, Inc. (the “Company”) announced its financial results for the second quarter of 2015. The full text of the press release issued by the Company on July 23, 2015 in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02(e).	Compensatory Arrangements of Certain Officers.

On July 21, 2015, the Compensation Committee of the Company’s Board of Directors adopted the quarterly corporate financial targets under the Company’s 2015 Executive Cash Incentive Bonus Plan (the “2015 Bonus Plan”) for the second half of 2015. The quarterly corporate financial targets under the 2015 Bonus Plan are based on corporate financial metrics, including quarterly consolidated revenue growth (“QRG”), which are derived from the Company’s budget approved by the Board of Directors. In connection with the adoption of the quarterly corporate financial targets under the 2015 Bonus Plan, the Compensation Committee amended the 2015 Bonus Plan by revising the scale on which bonus payments related to the QRG metric will be based in the second half of 2015.

For the second half of 2015, bonus payments related to the QRG metric will be based on the following levels of achievement, as a percentage of the quarterly QRG target bonus:

Quarterly QRG Achievement	<60%	60%	80%	100%	120%	150%	180%	210%	240%	270%	>270%

Quarterly Percentage Payout	0%	50%	65%	80%	100%	125%	150%	180%	210%	250%	250%

Bonus payments for achievement between the levels described above will be made on a pro rata basis.

The levels of achievement that determined the quarterly percentage bonus payout during the first half of 2015 under the 2015 Bonus Plan were previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 4, 2014 and in the Company’s proxy statement for the 2015 Annual Meeting of Stockholders filed with the SEC on April 23, 2015.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit shall be deemed to be furnished and not filed with this Current Report on Form 8-K:

99.1	Press release entitled “Constant Contact Announces Second Quarter 2015 Financial Results,” issued by the Company on July 23, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTANT CONTACT, INC.

Date: July 23, 2015	By:	/s/ Harpreet S. Grewal
Harpreet S. Grewal
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release entitled “Constant Contact Announces Second Quarter 2015 Financial Results,” issued by the Company on July 23, 2015.